UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2025

NORWEGIAN CRUISE LINE HOLDINGS LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-35784	98-0691007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $.001 per share	NCLH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On July 29, 2025, Norwegian Cruise Line Holdings Ltd. announced the second phase of expansion plans for Great Stirrup Cay, its private island destination in the Bahamas, including the development of Great Tides Waterpark, expected to open in the summer of 2026. The addition of the nearly six-acre, 19-slide, Great Tides Waterpark includes an 800-foot dynamic river, a 9,000-square-foot kids splash zone and other new amenities. This is in addition to the previously announced two-ship pier, pool, family splash pad, welcome center and tram, which are expected to open by the end of 2025.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this report are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report, including, without limitation, our expectations regarding our results of operations, future financial position, including our future capital expenditures, plans, prospects, actions taken or strategies being considered with respect to financing, expected fleet additions, including expected timing thereof, and expectations relating to destination development plans may be forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the impact of: adverse general economic factors, such as fluctuating or increasing levels of interest rates, inflation, unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence; our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and be in compliance with maintenance covenants and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements; our ability to work with lenders and others or otherwise pursue options to defer, renegotiate, refinance or restructure our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises; our need for additional financing or financing to optimize our balance sheet, which may not be available on favorable terms, or at all, and our outstanding exchangeable notes and any future financing which may be dilutive to existing shareholders; the unavailability of ports of call; future increases in the price of, or major changes, disruptions or reduction in, commercial airline services; changes involving the tax and environmental regulatory regimes in which we operate, including new and existing regulations aimed at reducing greenhouse gas emissions; the accuracy of any appraisals of our assets; our success in controlling operating expenses and capital expenditures; adverse events impacting the security of travel, or customer perceptions of the security of travel, such as terrorist acts, armed conflict, or threats thereof, acts of piracy, and other international events; public health crises, and their effect on the ability or desire of people to travel (including on cruises); adverse incidents involving cruise ships; our ability to maintain and strengthen our brand; breaches in data security or other disturbances to our information technology systems and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection; changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs; mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities; the risks and increased costs associated with operating internationally; our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues; impacts related to climate change and our ability to achieve our climate-related or other sustainability goals; our inability to obtain adequate insurance coverage; implementing precautions in coordination with regulators and global public health authorities to protect the health, safety and security of guests, crew and the communities we visit and to comply with related regulatory restrictions; pending or threatened litigation, investigations and enforcement actions; volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees; our reliance on third parties to provide hotel management services for certain ships and certain other services; fluctuations in foreign currency exchange rates; our expansion into new markets and investments in new markets and land-based destination projects; overcapacity in key markets or globally; and other factors set forth under “Risk Factors” in our most recently filed Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission. The above examples are not exhaustive and new risks emerge from time to time. There may be additional risks that we currently consider immaterial or which are unknown. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. You are cautioned not to place undue reliance on the forward-looking statements included in this report, which speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Norwegian Cruise Line Holdings Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 29, 2025	NORWEGIAN CRUISE LINE HOLDINGS LTD.

	By:	/s/Daniel S. Farkas
Daniel S. Farkas
Executive Vice President, General Counsel, Chief Development Officer and Secretary